UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2013

Whiting Petroleum Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-31899	20-0098515
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 Broadway, Suite 2300,

Denver, Colorado 80290-2300

(Address of principal executive offices, including ZIP code)

(303) 837-1661

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. §230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. §240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. §240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. §240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On July 15, 2013, Whiting Oil and Gas Corporation (“WOGC”), a subsidiary of Whiting Petroleum Corporation (“Whiting”), completed a sale (the “Sale”) to BreitBurn Operating L.P. (“BreitBurn”), a subsidiary of Breitburn Energy Partners L.P., of Whiting’s interests in certain oil and gas producing properties located in its enhanced oil recovery projects in the Postle and Northeast Hardesty field in Texas County, Oklahoma, including the related Dry Trail plant gathering and processing facilities, oil delivery pipeline, 60% interest in the 120-mile Transpetco CO2 pipeline, CO2 supply contracts, certain crude oil swaps and other related assets and liabilities. The Sale was pursuant to the Purchase and Sale Agreement (the “Agreement”), dated June 22, 2013, by and between WOGC and BreitBurn and was effective April 1, 2013. The cash purchase price pursuant to the Agreement was $859.8 million, subject to closing and post-closing adjustments. The net proceeds from the Sale were $836.9 million after selling costs and closing adjustments, which is also subject to post-closing adjustments.

A copy of the Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K. The foregoing description of the Agreement and the transactions contemplated therein are qualified in their entirety by reference to such exhibit. There are representations and warranties contained in the Agreement, which were made by the parties to each other as of specific dates. The assertions embodied in these representations and warranties were made solely for purposes of the Agreement and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating their terms. Moreover, certain representations and warranties may not be accurate or complete as of any specified date because they are subject to a contractual standard of materiality that is different from certain standards generally applicable to stockholders or were used for the purpose of allocating risk between the parties rather than establishing matters as facts. Based upon the foregoing reasons, investors should not rely on the representations and warranties as statements of factual information.

Item 2.02.	Results of Operations and Financial Condition.

On July 15, 2013, Whiting issued a press release announcing the closing of the disposition contemplated by the Agreement and updating Whiting’s guidance for the second quarter of 2013. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Pro forma financial information:

The pro forma financial information required by Item 9.01(b) of Form 8-K is filed as Exhibit 99.2 to this report and incorporated by reference herein.

(c)	Not applicable.

(d)	Exhibits:

(10.1)	Purchase and Sale Agreement, dated June 22, 2013, by and between Whiting Oil and Gas Corporation and BreitBurn Operating L.P., effective as of April 1, 2013 [Incorporated by reference to Exhibit 10.1 to Whiting Petroleum Corporation’s Current Report on Form 8-K dated June 22, 2013
(File No. 001-31899)].

(99.1)	Press Release of Whiting Petroleum Corporation dated July 15, 2013.

(99.2)	Unaudited pro forma financial information of Whiting Petroleum Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHITING PETROLEUM CORPORATION

Date: July 15, 2013	By:	/s/ James J. Volker
James J. Volker
Chairman and Chief Executive Officer

WHITING PETROLEUM CORPORATION

FORM 8-K

EXHIBIT INDEX

Exhibit Number	Description

(10.1)	Purchase and Sale Agreement, dated June 22, 2013, by and between Whiting Oil and Gas Corporation and BreitBurn Operating L.P., effective as of April 1, 2013 [Incorporated by reference to Exhibit 10.1 to Whiting Petroleum Corporation’s Current Report on Form 8-K dated June 22, 2013 (File No. 001-31899)].

(99.1)	Press Release of Whiting Petroleum Corporation dated July 15, 2013.

(99.2)	Unaudited pro forma financial information of Whiting Petroleum Corporation.